AMENDMENT NO. 2 TO

AGREEMENT AND PLAN OF MERGER

This AMENDMENT No. 2 (this “Amendment”) to the Agreement (as defined below) is made this 23rd day of December, 2005, by and among PATIENT INFOSYSTEMS, INC., a Delaware corporation (“PATY”), PATY ACQUISITION CORP., a Delaware corporation (“Merger Sub”) and CCS CONSOLIDATED, INC., a Delaware corporation (“CCS”).

RECITALS

WHEREAS, the parties have entered into an Agreement and Plan of Merger dated as of September 19, 2005, as amended on November 22, 2005 (the “Agreement”), relating to the merger of Merger Sub with and into CCS (the “Merger”); and

WHEREAS, the parties wish to amend the Agreement as set forth herein; and

WHEREAS, capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Section 4.1 is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the anything herein to the contrary, in no event shall the Closing occur prior to the thirteenth business day following the date that PATY’s common stock trades on the Nasdaq OTCBB on an “Ex-Dividend” Basis.”

2.	Section 12.1 is hereby amended by deleting the reference to “December 15, 2005” and replacing it with “January 16, 2006”.

3.

Except as modified hereby, all of the terms and conditions of the Agreement remain in full force and effect and are hereby reaffirmed, ratified and approved. This Amendment, together with the Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Amendment shall affect, or be used to interpret, change or restrict, the express terms and conditions of this Amendment. Hereafter references to the Agreement in any document or other agreement shall be deemed to constitute references to the Agreement as amended by this Amendment. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Amendment may be made and evidenced by facsimile transmission.

Error! Unknown document property name.

IN WITNESS WHEREOF, each of the undersigned have caused this Amendment to be duly executed by its duly authorized representative as of the date first written above.

PATIENT INFOSYSTEMS, INC.

By: /s/Roger L. Chaufournier
Name: Roger L. Chaufournier
Title: Chairman and CEO

PATY ACQUISITION CORP.

By: /s/Roger L. Chaufournier
Name: Roger L. Chaufournier
Title: Chairman and CEO

CCS CONSOLIDATED, INC.

By: /s/Chris Paterson
Name: Chris Paterson
Title: President and CEO

Error! Unknown document property name.